                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                     -----------

                                      FORM 8 - K

                                    CURRENT REPORT

                       Pursuant to Section 13  or 15(d) of the

                         Securities and Exchange Act of 1934

   Date of Report (Date of earliest event reported)     September 30, 1998


                  MENLO ACQUISITION CORP.  FDBA  FOCUS SURGERY, INC.
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                  (Exact name of registrant as specified in charter)

            DELAWARE                      0-22136               77-0332937
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  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)

    113 TYNAN WAY, PORTOLA VALLEY, CA                      94028
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 (Address of principal executive offices)               (Zip Code)

 Registrant's telephone number, including area code         (650) 529-0730
                                                        ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 3.  Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.



Item 7. Financial Statements and Exhibits

Exhibit No.                       Description
99.27                             Summary of Financial Status of the
                                  Registrant for the month ended September
                                  1998, as required by the United States
                                  Bankruptcy Court, Northern District of
                                  California, Oakland Division.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                                ------------------------------------------------
                                                 (Registrant)


 Date:  October 19, 1998        By:         /s/ RICHARD J. REDETT
                                      ------------------------------------------
                                Name:  Richard J. Redett
                                Title: President and Chief Executive Officer